EXHIBIT 99.1

TiVo Corporation 2 Circle Star Way San Carlos, CA 94070

TIVO CORPORATION REPORTS THIRD QUARTER 2017 FINANCIAL RESULTS
Company Reports Solid Third Quarter Results
Declares Fourth Quarter Cash Dividend of $0.18 per Share

SAN CARLOS, Calif.--(BUSINESS WIRE)-November 2, 2017 - TiVo Corporation (NASDAQ:TIVO) today reported financial results for the third quarter ended September 30, 2017.
“TiVo executed well, making progress across all areas of our business and delivered solid financial results in the third quarter” said Tom Carson, President and CEO of TiVo. Carson added, “We just launched our innovative voice search and the New TiVo Experience, our new visually rich user interface, across our U.S. retail platform. Our next generation operator product is now live with Millicom in Colombia, one of the largest Pay-TV and mobile operators in Latin America. We extended our licensing deal with AT&T, the largest US Pay-TV operator, and expanded our licensing relationship with Liberty Global, Europe’s largest Pay-TV operator. We also continued our progress in the CE and OTT spaces with our Sony license renewal. Finally, given our substantial operating cash flows, we declared a fourth quarter cash dividend of $0.18 per common share to be paid in December, meaning TiVo will have returned $0.72 per share to its shareholders in 2017.”
Third Quarter Results
The Company reported third quarter revenue of $197.9 million, an increase of 29% compared to $153.1 million in the third quarter of 2016. As expected, revenues were higher than in the comparable period of the prior year due to the acquisition of TiVo Solutions Inc. in the third quarter of 2016. Third quarter 2017 Net loss was $17.0 million, compared to a Net income of $49.9 million for the third quarter of 2016. The third quarter 2016 net income included an $83.4 million tax benefit.
On a Non-GAAP basis, third quarter 2017 Non-GAAP Pre-tax Income was $54.1 million, compared to $45.6 million in the third quarter of 2016. Estimated cash taxes for the quarter were approximately $5 million. For the third quarter of 2017, GAAP Diluted weighted average shares outstanding were 121 million and Non-GAAP Diluted Weighted Average Shares Outstanding were 122 million.
Third quarter 2017 Adjusted EBITDA was $66.5 million compared to $59.8 million in third quarter 2016.
Non-GAAP Pre-tax Income and Adjusted EBITDA are defined below in the section entitled “Non-GAAP Information.” Reconciliations between GAAP and Non-GAAP amounts are provided in the tables below.
2017 Business Outlook
For fiscal year 2017, the Company maintains its expected revenue range of $810 million to $830 million, which includes approximately $35 million of hardware revenues at the mid-point of expectations. Additionally, the Company expects the full year GAAP Operating loss to be $8 million to $2 million, which is an improvement from the prior range due to lower equity-based compensation costs and transaction, transition & integration costs. Adjusted EBITDA expectations continue to be $276 million to $290 million. The Company now expects a GAAP loss before taxes of $70 million to $60 million and for Non-GAAP Pre-tax Income to be $218 million to $232 million. Costs include Non-GAAP Cost of hardware revenue of approximately $45 million at the mid-point of expectations. TiVo anticipates it will incur $20 million to $22 million in Cash Taxes. Additionally, TiVo expects its GAAP diluted weighted average shares outstanding to be approximately 121 million and Non-GAAP Diluted Weighted Average Shares Outstanding to be approximately 122 million.

Capital Allocation
On November 1, 2017, TiVo’s Board of Directors declared a cash dividend of $0.18 per common share, to be paid on December 20, 2017, to all stockholders of record as of the close of business on December 6, 2017. TiVo’s Board believes it can reward its stockholders with a meaningful dividend, while maintaining ample capacity for the Company to invest in the business, pursue long-term growth aspirations, and consider additional capital allocation alternatives. During 2017, TiVo expects to have returned $0.72 per share to its investors, which based on our current stock price equates to almost a 4% dividend yield.

TIVO BUSINESS AND OPERATING HIGHLIGHTS:
Product:

•	Approximately 23 million subscriber households around the world use TiVo’s advanced television experiences.

•
TiVo launched voice search across live TV, DVR, video-on-demand and popular online streaming services in its latest U.S. retail consumer offering. Additionally, these products also include the New TiVo Experience, our latest visually rich, on-screen user experience.

•	Millicom has deployed the New TiVo Experience Platform in Colombia with other Latin American countries to follow.

•	Sharp selected TiVo’s G-Guide to power Sharp’s AQUOS Smart TVs in Japan, allowing users of this product to enjoy the industry’s most advanced programing guide for Smart TVs.

•	J:COM, one of Japan’s largest cable television operators, signed a multi-year renewal for TiVo’s G-Guide.

•	TiVo is partnering with Discovery Networks to power their end-to-end audience-based marketing inventory planning and execution with TiVo’s own Audience Works for Marketing.

IP Licensing:

•
AT&T, the largest U.S. Pay-TV provider, extended its IP license by three years through 2025, highlighting the long-term value of our innovation and technology to US Pay-TV providers. TiVo’s two largest US Pay-TV deals extend well into the 2020s.

•	Liberty Global, Europe’s largest Pay-TV provider, expanded its license to cover all of their international markets.

•	Sony signed a multi-year IP license renewal across all of its relevant entertainment products.

•	J:COM, one of Japan’s largest cable television operators, signed an IP license multi-year renewal.

Conference Call Information
TiVo management will host a conference call today, November 2, 2017, at 2:00 p.m. PT/5:00 p.m. ET to discuss the financial and operational results. Investors and analysts interested in participating in the conference call are welcome to dial (866) 621-1214 (or international +1-706-643-4013) and reference conference ID 16638241. The conference call can also be accessed via live webcast in the Investor Relations section of TiVo's website at http://www.tivo.com/.
A telephonic replay of the conference call will be available through November 9, 2017 and can be accessed by dialing (855) 859-2056 (or international +1-404-537-3406) and entering conference ID 16638241. A replay of the audio webcast will be available on TiVo’s website shortly after the live call ends and will remain on TiVo’s website until its next quarterly earnings call.

Non-GAAP Financial Information
TiVo Corporation provides Non-GAAP information to assist investors in assessing its operations in the way that its management evaluates those operations. Non-GAAP Pre-Tax Income, Non-GAAP Cost of licensing, services and software revenues, Non-GAAP Cost of hardware revenues, Non-GAAP Research and Development Expenses, Non-GAAP Selling, General and Administrative Expenses, Non-GAAP Depreciation, Non-GAAP Total OpEx, Non-GAAP Total COGS and OpEx, Adjusted EBITDA and Non-GAAP Interest Expense are supplemental measures of the Company's performance that are not required by, and are not determined in accordance with, GAAP. Non-GAAP financial information is not a substitute for any financial measure determined in accordance with GAAP.
Non-GAAP Pre-tax Income is defined as GAAP income (loss) from continuing operations before income taxes, as adjusted for the effects of items such as amortization of intangible assets, equity-based compensation, accretion of contingent consideration, amortization or write-off of note issuance costs and discounts on convertible debt and mark-to-market adjustments for interest rate swaps; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as restructuring and asset impairment charges, transaction, transition and integration costs, TiVo Acquisition litigation, retention earn-outs payable to former shareholders of acquired businesses, remeasurement of contingent consideration, additional depreciation resulting from facility rationalization actions, gain on settlement of acquired receivable, expenses in connection with the extinguishment or modification of debt and gains on the sale of strategic investments and changes in franchise tax reserves.
Non-GAAP Cost of licensing, services and software revenues is defined as GAAP cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets, excluding equity-based compensation and transition and integration expenses. Included in Transaction, transition and integration costs in the fourth quarter of 2016 was $10.0 million in expenses for additional guaranteed license payments related to the Company’s over-the-top licensing partnership with Intellectual Ventures. These payments were expensed in the fourth quarter of 2016 as the payments were triggered by the execution of a patent license agreement during the quarter and are not expected to be recoverable from the net direct revenue resulting from the patent license agreement and the related TiVo product partnership. This expense was included in Transaction, transition and integration costs as the patent license agreement was entered into as part of continuing, and broadening, the product relationship with TiVo.
Non-GAAP Cost of hardware revenues is defined as GAAP cost of hardware revenues, excluding depreciation and amortization of intangible assets, excluding transition and integration expenses.
Non-GAAP Research and Development Expenses is defined as GAAP research and development expenses excluding equity-based compensation, transition and integration expenses and retention earn-outs payable to former shareholders of acquired businesses.
Non-GAAP Selling, General and Administrative Expenses is defined as GAAP selling, general and administrative expenses excluding equity-based compensation, transaction, transition and integration expenses, retention earn-outs payable to former shareholders of acquired businesses, remeasurement of contingent consideration, gain on settlement of acquired receivable and changes in franchise tax reserves.
Non-GAAP Depreciation is defined as GAAP depreciation expenses excluding the impact of additional depreciation resulting from changes in the estimated useful lives of assets involved in facility rationalization actions.
Non-GAAP Total OpEx is defined as the sum of GAAP research and development and selling, general and administrative expenses, depreciation and gain on sale of patents excluding equity-based compensation, transaction, transition and integration expenses, retention earn-outs payable to former shareholders of acquired businesses, remeasurement of contingent consideration, additional depreciation resulting from facility rationalization actions, gain on settlement of acquired receivable and changes in franchise tax reserves.
Non-GAAP Total COGS and OpEx is defined as GAAP Total Operating costs and expenses, excluding amortization of intangible assets, restructuring and asset impairment charges, equity-based compensation, transaction, transition and integration expenses, retention earn-outs payable to former shareholders of acquired businesses changes in the fair value of contingent consideration, additional depreciation resulting from facility rationalization actions, gain on settlement of acquired receivables and changes in franchise tax reserves.
Adjusted EBITDA is defined as GAAP operating income excluding depreciation, amortization of intangible assets, restructuring and asset impairment charges, equity-based compensation, transaction, transition and integration costs, gain on settlement of acquired receivable, retention earn-outs payable to former shareholders of acquired businesses, earn-out settlements, remeasurement of contingent consideration and changes in franchise tax reserves.
Non-GAAP Interest Expense is defined as GAAP interest expense, excluding interest on franchise tax reserves, accretion of contingent consideration, amortization or write-off of issuance costs and discounts on convertible debt plus the reclassification of the current period benefit (cost) of the interest rate swaps from gain (loss) on interest rate swaps.
Cash Taxes are defined as GAAP current income tax expense excluding changes in reserves for unrecognized tax benefits.
Non-GAAP Diluted Weighted Average Shares Outstanding is defined as GAAP diluted weighted average shares outstanding except for periods of a GAAP loss. In periods of a GAAP loss, GAAP diluted weighted average shares outstanding are adjusted to include dilutive common share equivalents outstanding that were excluded from GAAP diluted weighted average shares outstanding because the Company had a loss and therefore these shares would have been anti-dilutive.
The Company's management evaluates and makes decisions about its business operations primarily based on Non-GAAP financial information. Management uses Non-GAAP financial measures as the basis for decision-making as they exclude items management does not consider to be “core costs” or “core proceeds”. For each Non-GAAP financial measure, the adjustment provides management with information about the Company's underlying operating performance that enables a more meaningful comparison to its historical and projected financial performance in different reporting periods. For example, since the Company does not acquire businesses on a predictable cycle, management excludes the amortization of intangible assets, transaction, transition and integration costs, TiVo Acquisition litigation, retention earn-outs payable to former shareholders of acquired businesses, remeasurement of contingent consideration and gain on settlement of acquired receivables from its Non-GAAP financial measures in order to make more consistent and meaningful evaluations of the Company's operating expenses as these items may be significantly impacted by the timing and magnitude of acquisitions. Management also excludes the effect of depreciation, restructuring and asset impairment charges, additional depreciation resulting from facility rationalization actions, expenses in connection with the extinguishment or modification of debt and gains on the sale of strategic investments. Management excludes the impact of equity-based compensation to provide meaningful supplemental information that allows investors greater visibility to the underlying performance of our business operations, facilitates comparison of our results with other periods, and may facilitate comparison with the results of other companies in our industry, as well as to provide the Company’s management with an important tool for financial and operational decision making and for evaluating the Company’s performance over different periods of time. Due to varying valuation techniques, reliance on subjective assumptions and the variety of award types and features that may be in use, we believe that providing Non-GAAP financial measures excluding equity-based compensation allows investors to make more meaningful comparisons between our operating results and those of other companies. Management excludes the amortization or write-off of note issuance costs and discounts on convertible debt, accretion of contingent consideration and mark-to-market adjustments for interest rate swaps when management evaluates the Company's expenses. Management reclassifies the current period benefit (cost) of the interest rate swaps from gain (loss) on interest rate swaps to interest expense in order for Non-GAAP Interest Expense to reflect the effects of the interest rate swaps as these interest rate swaps were entered into to control the effective interest rate the Company pays on its debt.
Management uses these Non-GAAP financial measures to help it make decisions, including decisions that affect operating expenses and operating margin. Management believes that making Non-GAAP financial information available to investors, in addition to GAAP financial information, may facilitate more consistent comparisons between the Company's performance over time with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that these Non-GAAP financial measures have limitations as analytical tools, including the fact that management must exercise judgment in determining which types of items to exclude from the Non-GAAP financial information. In addition, as other companies, including companies similar to TiVo Corporation, may calculate their Non-GAAP financial measures differently than the Company calculates its Non-GAAP financial measures, these Non-GAAP financial measures may have limited usefulness to investors when comparing financial performance among companies. Management believes, however, that providing Non-GAAP financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company's financial performance over time. The Company provides Non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that management does. Reconciliations for each Non-GAAP financial measure to its most directly comparable GAAP financial measure are provided in the tables below.
About TiVo Corporation
TiVo (NASDAQ: TIVO) is a global leader in entertainment technology and audience insights. From the interactive program guide to the DVR, TiVo delivers innovative products and licensable technologies that revolutionize how people find content across a changing media landscape. TiVo enables the world’s leading media and entertainment providers to deliver the ultimate entertainment experience. Explore the next generation of entertainment at tivo.com, forward.tivo.com or follow us on Twitter @tivo or @tivoforbusiness.
Forward Looking Statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, the Company's estimates of future financial performance, including future revenues, earnings, expenses, and dividends, as well as future business strategies and future product offerings, deployments and technology and intellectual property licenses with various named customers. These forward-looking statements are based on TiVo’s current expectations, estimates and projections about its business and industry, management’s beliefs and certain assumptions made by the company, all of which are subject to change. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “future”, "believe," "expect," "may," "will," "intend," "estimate," "continue," or similar expressions or the negative of those terms or expressions. Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays and higher costs in connection with the integration of TiVo Inc. (now known as TiVo Solutions Inc.), delays in development, competitive service offerings and lack of market acceptance, as well as the other potential factors described under "Risk Factors" included in TiVo’s Annual Report on Form 10-K for fiscal year ended December 31, 2016, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, and other documents of TiVo Corporation on file with the Securities and Exchange Commission (available at www.sec.gov). TiVo cautions you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. TiVo assumes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.
Investor Relations
Derrick Nueman
TiVo Corporation
+1 (408) 519-9677
derrick.nueman@TiVo.com

Press Relations
Ricca Silverio
Finn Partners for TiVo
tivo@finnpartners.com
+1-415-348-2724

TIVO CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenues, net:
Licensing, services and software	$188,031	$148,509	$577,545	$390,998
Hardware	9,867	4,612	34,675	5,752
Total Revenues, net	197,898	153,121	612,220	396,750
Costs and expenses:
Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets	42,811	31,661	124,398	78,651
Cost of hardware revenues, excluding depreciation and amortization of intangible assets	9,889	4,560	35,877	5,072
Research and development	48,872	30,380	144,386	76,112
Selling, general and administrative	47,431	54,697	147,121	134,463
Depreciation	5,015	4,622	15,869	13,181
Amortization of intangible assets	41,722	24,925	125,100	63,087
Restructuring and asset impairment charges	3,710	22,311	17,623	24,644
Total costs and expenses	199,450	173,156	610,374	395,210
Operating (loss) income	(1,552)	(20,035)	1,846	1,540
Interest expense	(10,990)	(11,021)	(31,827)	(32,411)
Interest income and other, net	1,059	353	3,819	322
(Loss) income on interest rate swaps	(39)	1,697	(1,374)	(16,897)
TiVo Acquisition litigation	(1,100)	—	(14,006)	—
Loss on debt extinguishment	—	—	(108)	—
Loss on debt modification	—	—	(929)	—
Loss before income taxes	(12,622)	(29,006)	(42,579)	(47,446)
Income tax expense (benefit)	4,341	(83,445)	13,816	(74,825)
(Loss) income from continuing operations, net of tax	(16,963)	54,439	(56,395)	27,379
Loss from discontinued operations, net of tax	—	(4,517)	—	(4,517)
Net (loss) income	$(16,963)	$49,922	$(56,395)	$22,862

Basic (loss) earnings per share:
Continuing operations	$(0.14)	$0.60	$(0.47)	$0.32
Discontinued operations	—	(0.05)	—	(0.05)
Basic (loss) earnings per share	$(0.14)	$0.55	$(0.47)	$0.27
Weighted average shares used in computing basic per share amounts	120,935	91,131	119,994	84,895

Diluted (loss) earnings per share:
Continuing operations	$(0.14)	$0.59	$(0.47)	$0.32
Discontinued operations	—	(0.05)	—	(0.05)
Diluted (loss) earnings per share	$(0.14)	$0.54	$(0.47)	$0.27
Weighted average shares used in computing diluted per share amounts	120,935	92,144	119,994	85,858

Dividends declared per share	$0.18	$—	$0.54	$—

See notes to the Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q.

TIVO CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)

	September 30, 2017	December 31, 2016
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$92,787	$192,627
Short-term marketable securities	132,418	117,084
Accounts receivable, net	191,010	147,142
Inventory	11,710	13,186
Prepaid expenses and other current assets	47,449	37,400
Total current assets	475,374	507,439
Long-term marketable securities	88,112	128,929
Property and equipment, net	44,339	48,372
Intangible assets, net	685,455	806,838
Goodwill	1,813,236	1,812,118
Other long-term assets	66,235	17,147
Total assets	$3,172,751	$3,320,843

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$124,977	$226,451
Deferred revenue	67,445	49,145
Current portion of long-term debt	7,000	7,000
Total current liabilities	199,422	282,596
Taxes payable, less current portion	4,936	4,893
Deferred revenue, less current portion	43,521	43,545
Long-term debt, less current portion	973,957	967,732
Deferred tax liabilities, net	78,399	77,454
Other long-term liabilities	28,528	34,987
Total liabilities	1,328,763	1,411,207
Stockholders' equity:
Common stock	123	121
Treasury stock	(22,430)	(9,646)
Additional paid-in capital	3,280,689	3,280,905
Accumulated other comprehensive loss	(3,304)	(7,049)
Accumulated deficit	(1,411,090)	(1,354,695)
Total stockholders’ equity	1,843,988	1,909,636
Total liabilities and stockholders’ equity	$3,172,751	$3,320,843

See notes to the Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q.

TIVO CORPORATION AND SUBSIDIARIES
REVENUE BY SEGMENT
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Intellectual Property Licensing Revenues:
US Pay TV Providers	$63,288	$58,150	$195,365	$135,027
Other	31,020	24,936	93,859	72,038
Total Intellectual Property Licensing Revenues	94,308	83,086	289,224	207,065

Product Revenues:
Platform Solutions	82,244	47,285	253,398	119,364
Software and Services	20,718	19,994	65,739	59,863
Other	628	2,756	3,859	10,458
Total Product Revenues	103,590	70,035	322,996	189,685

Total Revenues	$197,898	$153,121	$612,220	$396,750

TIVO CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
GAAP Loss before income taxes	$(12,622)	$(29,006)	$(42,579)	$(47,446)
Amortization of intangible assets	41,722	24,925	125,100	63,087
Restructuring and asset impairment charges	3,710	22,311	17,623	24,644
Equity-based compensation	13,007	13,676	38,781	32,031
Transaction, transition and integration costs	3,394	13,996	15,701	20,039
Earnout amortization and settlement	958	319	2,875	1,508
Remeasurement of contingent consideration	243	—	317	—
TiVo Acquisition litigation	1,100	—	14,006	—
Loss on debt extinguishment	—	—	108	—
Loss on debt modification	—	—	929	—
Gain on settlement of acquired receivable	—	—	(2,537)	—
Accelerated depreciation	639	—	852	—
Gain on sale of strategic investments	—	—	(3,143)	—
Change in franchise tax reserve	—	—	—	154
Accretion of contingent consideration	143	67	511	67
Amortization of note issuance costs	538	499	1,588	1,468
Amortization of convertible note discount	3,179	3,035	9,428	9,000
Mark-to-market (income) loss related to interest rate swaps	(1,923)	(4,252)	(5,095)	9,702
Interest on franchise tax reserve	—	—	—	280
Non-GAAP Pre-tax Income	$54,088	$45,570	$174,465	$114,534

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
GAAP Diluted weighted average shares outstanding	120,935	92,144	119,994	85,858
Dilutive effect of equity-based compensation awards	920	—	1,074	—
Non-GAAP Diluted Weighted Average Shares Outstanding	121,855	92,144	121,068	85,858

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
GAAP Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets	$42,811	$31,661	$124,398	$78,651
Equity-based compensation	(1,225)	(749)	(3,260)	(2,814)
Transition and integration costs	(94)	(136)	(368)	(136)
Non-GAAP Cost of licensing, services and software revenues	$41,492	$30,776	$120,770	$75,701

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
GAAP Cost of hardware revenues, excluding depreciation and amortization of intangible assets	$9,889	$4,560	$35,877	$5,072
Transition and integration costs	—	—	(1,021)	—
Non-GAAP Cost of hardware revenues	$9,889	$4,560	$34,856	$5,072

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
GAAP Research and development expenses	$48,872	$30,380	$144,386	$76,112
Equity-based compensation	(4,803)	(3,188)	(12,859)	(6,186)
Transition and integration costs	(670)	(1,508)	(3,445)	(1,508)
Earnout amortization and settlement	(184)	(61)	(552)	(61)
Non-GAAP Research and Development Expenses	$43,215	$25,623	$127,530	$68,357

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
GAAP Selling, general and administrative expenses	$47,431	$54,697	$147,121	$134,463
Equity-based compensation	(6,979)	(9,739)	(22,662)	(23,031)
Transaction, transition and integration costs	(2,630)	(12,352)	(10,868)	(18,395)
Earnout amortization and settlement	(774)	(258)	(2,323)	(1,447)
Remeasurement of contingent consideration	(243)	—	(317)	—
Gain on settlement of acquired receivable	—	—	2,537	—
Change in franchise tax reserve	—	—	—	(154)
Non-GAAP Selling, General and Administrative Expenses	$36,805	$32,348	$113,488	$91,436

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
GAAP Depreciation	$5,015	$4,622	$15,869	$13,181
Accelerated depreciation	(639)	—	(852)	—
Non-GAAP Depreciation	$4,376	$4,622	$15,017	$13,181

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
GAAP Total Operating costs and expenses	$199,450	$173,156	$610,374	$395,210
Amortization of intangible assets	(41,722)	(24,925)	(125,100)	(63,087)
Restructuring and asset impairment charges	(3,710)	(22,311)	(17,623)	(24,644)
Equity-based compensation	(13,007)	(13,676)	(38,781)	(32,031)
Transaction, transition and integration costs	(3,394)	(13,996)	(15,701)	(20,039)
Earnout amortization and settlement	(958)	(319)	(2,875)	(1,508)
Remeasurement of contingent consideration	(243)	—	(317)	—
Gain on settlement of acquired receivable	—	—	2,537	—
Accelerated depreciation	(639)	—	(852)	—
Change in franchise tax reserve	—	—	—	(154)
Non-GAAP Total COGS and OpEx	$135,777	$97,929	$411,662	$253,747

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
GAAP Operating (loss) income	$(1,552)	$(20,035)	$1,846	$1,540
Depreciation	5,015	4,622	15,869	13,181
Amortization of intangible assets	41,722	24,925	125,100	63,087
Restructuring and asset impairment charges	3,710	22,311	17,623	24,644
Equity-based compensation	13,007	13,676	38,781	32,031
Transaction, transition and integration costs	3,394	13,996	15,701	20,039
Earnout amortization and settlement	958	319	2,875	1,508
Remeasurement of contingent consideration	243	—	317	—
Gain on settlement of acquired receivable	—	—	(2,537)	—
Change in franchise tax reserve	—	—	—	154
Adjusted EBITDA	$66,497	$59,814	$215,575	$156,184

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
GAAP Interest expense	$(10,990)	$(11,021)	$(31,827)	$(32,411)
Accretion of contingent consideration	143	67	511	67
Amortization of note issuance costs	538	499	1,588	1,468
Amortization of convertible note discount	3,179	3,035	9,428	9,000
Reclassify current period cost of interest rate swaps	(1,962)	(2,555)	(6,470)	(7,195)
Interest on franchise tax reserve	—	—	—	280
Non-GAAP Interest Expense	$(9,092)	$(9,975)	$(26,770)	$(28,791)

TIVO CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FORECAST FINANCIAL INFORMATION
(In millions)
(Unaudited)

	Current 2017 Full Year Outlook		2016 Full Year Actual
	Low	High
GAAP Loss before income taxes (1)	$(70)	$(60)	$(24.4)
Amortization of intangible assets	166	167	105.0
Restructuring and asset impairment charges	19	20	27.3
Equity-based compensation	55	58	47.7
Transaction, transition and integration costs	20	22	40.0
Earnout amortization and settlement	4	5	2.5
TiVo Acquisition litigation	14	14	—
Mark-to-market income related to interest rate swaps (1)	(5)	(5)	(5.8)
Amortization of note issuance costs and convertible debt discount	15	15	14.0
Gain on sale of strategic investments	(3)	(3)	—
Gain on settlement of acquired receivable	(3)	(3)	—
Other	6	2	(1.0)
Non-GAAP Pre-tax Income (1)	$218	$232	$205.3

Cash taxes	$20	$22	$24.3

(1) Due to their nature, changes in the mark-to-market of interest rate swaps have only been included in the outlook to the extent they have already occurred. Actual results may differ materially from the outlook.

	Current 2017 Full Year Outlook		2016 Full Year Actual
	Low	High
GAAP Operating income (loss)	$(8)	$(2)	$21.4
Depreciation	23	23	18.7
Amortization of intangible assets	166	167	105.0
Restructuring and asset impairment charges	19	20	27.3
Equity-based compensation	55	58	47.7
Transaction, transition and integration costs	20	22	40.0
Earnout amortization and settlement	4	5	2.5
Gain on settlement of acquired receivable	(3)	(3)	—
Other	—	—	(1.5)
Adjusted EBITDA	$276	$290	$261.1

Current 2017 Full Year Outlook
GAAP Diluted weighted average shares outstanding	121
Dilutive effect of equity-based compensation awards	1
Non-GAAP Diluted Weighted Average Shares Outstanding	122

Current 2017 Full Year Outlook
Cost of hardware revenues, excluding depreciation and amortization of intangible assets	$47
Transition and integration costs	(2)
Non-GAAP Cost of hardware revenues	$45

Current Q4 2017 Outlook
GAAP Total Operating costs and expenses	$200
Amortization of intangible assets	(42)
Restructuring and asset impairment charges	(1)
Equity-based compensation	(16)
Transaction, transition and integration costs	(4)
Earnout amortization and settlement	(1)
Other	(1)
Non-GAAP Total COGS and OpEx	$135